Filed Pursuant to Rule 497(e)

Registration Nos.: 002-83631

VALIC COMPANY I

Health Sciences Fund

Blue Chip Growth Fund

Science and Technology Fund

Small Cap Fund

(collectively, the “Funds”)

Supplement dated August 28, 2017 to the Funds’

Statement of Additional Information (“SAI”), as supplemented and amended to date

The following change is effective immediately to the Funds’ SAI:

The section entitled “INVESTMENT PRACTICES” is amended by adding the following:

Partnership Securities

The Health Sciences Fund, the Blue Chip Fund, the Science and Technology Fund and the Small Cap Fund may invest in securities issued by publicly traded partnerships or MLPs (together referred to as “PTPs/MLPs”) publicly traded on stock exchanges or markets in the United States such as the New York Stock Exchange and NASDAQ.

These entities are various forms of partnerships or limited liability companies that elect to be taxed as partnerships for U.S. federal income tax purposes. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a Fund if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

Risks involved with investing in PTPs/MLPs include, among other things, risks associated with the (i) partnership structure itself and (ii) specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as “pass-through” entities for tax purposes, they do not ordinarily pay income tax, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). See also “Master Limited Partnerships.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.